Exhibit 4.10

NUMBER

C	[GREAT LAKES LOGO]

COMMON STOCK		COMMON STOCK
GREAT LAKES DREDGE & DOCK CORPORATION
SEE REVERSE FOR CERTAIN DEFINITIONS
	INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	CUSIP 390607 10 9

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.0001 EACH OF THE COMMON STOCK OF

GREAT LAKES DREDGE & DOCK CORPORATION

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. Witness the seal of the Corporation and the facsimile signatures of its duly authorized officers.

COUNTERSIGNED AND REGISTERED:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
(JERSEY CITY, N.J.)
TRANSFER AGENT AND REGISTRAR

BY
AUTHORIZED SIGNATURE

Dated:

/s/ [Illegible]	[SEAL]	/s/ [Illegible]
SECRETARY		PRESIDENT AND CHIEF EXECUTIVE OFFICER

SUBSCRIPTION FORM

To Be Executed by the Registered Holder in Order to Exercise Warrants

The undersigned Registered Holder irrevocably elects to exercise           Warrants represented by this Warrant Certificate, and to purchase the shares of Common Stock issuable upon the exercise of such Warrants, and requests that Certificates for such shares shall be issued in the name of

(PLEASE TYPE OR PRINT NAME AND ADDRESS)

(SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER)

and be delivered to
(PLEASE PRINT OR TYPE NAME AND ADDRESS)

and, if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be registered in the name of, and delivered to, the Registered Holder at the address stated below:

Dated:	(SIGNATURE)

(ADDRESS)

(TAX IDENTIFICATION NUMBER)

APPLICATION TO PURCHASE SHARES
To Be Executed by Purchaser of Common Stock Issuable Upon Exercise of Warrants

The undersigned purchaser of the Common Stock to be issued upon exercise of the Warrants (the “Purchaser”) hereby certifies to the Company that (please complete (a) or (b) and (c) and/or (d) as applicable):

                                               ☐                                  (a)                                 The purchaser is a U.S. CITIZEN.

                                               ☐                                  (b)                                The purchaser is a NON-U.S. CITIZEN.

                                               ☐                                  (c)                                 The purchaser will hold            shares for one or more beneficial owners who are U.S. CITIZENS.

                                               ☐                                  (d)                                The purchaser will hold            shares for one or more beneficial owners who are NON-U.S. CITIZENS.

I certify that, to the best of my knowledge and belief, this Application is correct and, if applicable, I have authority to sign this Application on behalf of the entity that is the Purchaser.

Printed Name (add entity name if applicable)

Title (if applicable)

Signature and Date

ASSIGNMENT
To Be Executed by the Registered Holder in Order to Assign Warrants

For Value Received,	hereby sell, assign, and transfer unto

(PLEASE TYPE OR PRINT NAME AND ADDRESS)

(SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER)

and be delivered to
(PLEASE PRINT OR TYPE NAME AND ADDRESS)

of the Warrants represented by this Warrant Certificate, and hereby irrevocably constitute and
appoint	Attorney to transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.

Dated:
(SIGNATURE)

THE SIGNATURE TO THE ASSIGNMENT OF THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF THE AMERICAN STOCK EXCHANGE, NEW YORK STOCK EXCHANGE, PACIFIC STOCK EXCHANGE OR CHICAGO STOCK EXCHANGE.